SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted
[ ]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                              PIC INVESTMENT TRUST
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                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box): [X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
                    ------------------------------------------------------

                              PIC INVESTMENT TRUST
                              300 NORTH LAKE AVENUE
                         PASADENA, CALIFORNIA 91101-4106

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                     OF THE
                  PROVIDENT INVESTMENT COUNSEL BALANCED FUND A
                   PROVIDENT INVESTMENT COUNSEL GROWTH FUND A
                   PROVIDENT INVESTMENT COUNSEL GROWTH FUND B
                   PROVIDENT INVESTMENT COUNSEL GROWTH FUND I
            PROVIDENT INVESTMENT COUNSEL SMALL COMPANY GROWTH FUND A PROVIDENT INVESTMENT COUNSEL SMALL COMPANY GROWTH FUND B
            PROVIDENT INVESTMENT COUNSEL SMALL COMPANY GROWTH FUND C
              PROVIDENT INVESTMENT COUNSEL SMALL CAP GROWTH FUND I
                               SERIES OF THE TRUST

                            TO BE HELD MARCH 20, 2001

To the Shareholders:

     You are cordially invited to a Special Meeting (the "Meeting") of shareholders of the series of PIC Investment Trust (the "Trust") referred to above (collectively, these series are referred to herein as the "Funds"). The Meeting will be held on March 20, 2001 at 10:00 a.m., local time, at the offices of Provident Investment Counsel, 300 North Lake Avenue, Pasadena, California 91101. At the Meeting, you and the other shareholders of the Funds will be asked to consider:

          1. Approval of a change in a fundamental policy of each Portfolio in which the Funds invest, to permit lending of the Portfolio's portfolio securities.

          2. Any other business that may properly come before the Meeting or any adjournments thereof.

     Shareholders of record at the close of business on January 19, 2001 are entitled to notice of, and to vote at, the Meeting. Your attention is called to the accompanying Proxy Statement. Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and a maximum number of shares may be voted. If you are present at the Meeting, you may change your vote, if desired, at that time.

                        By Order of the Board of Trustees

                        Aaron W.L. Eubanks, Sr.
                        Secretary

Pasadena, California
February 12, 2001

                                 PROXY STATEMENT

INTRODUCTION

     This Proxy Statement is furnished to shareholders of certain series of PIC Investment Trust (the "Trust") on behalf of the Trust's Board of Trustees in connection with the solicitation of proxies for use at a Special Meeting of Shareholders of the Trust (the "Meeting") to be held on March 20, 2001, at 10:00 a.m., local time, at the offices of Provident Investment Counsel, 300 North Lake Avenue, Pasadena, California 91101 for the purposes set forth below and in the accompanying Notice of Special Meeting. The approximate mailing date of this Proxy Statement is February 12, 2001.

     The Trust is a registered management investment company under the Investment Company Act of 1940 (the "1940 Act") and is part of a "master/feeder" structure. It is composed of twelve separate series (each, a "Feeder Fund"). Each Feeder Fund seeks to achieve its investment objective by investing its assets in a master portfolio (a "Portfolio" and collectively the "Portfolios") with the same investment objective and policies as the Feeder Fund. The Portfolios are also registered management investment companies under the 1940 Act. Whenever a Feeder Fund is requested to vote on a matter pertaining to a Portfolio in which the Feeder Fund invests, the Feeder Fund is required to hold a meeting of its shareholders to consider the matter and to vote its interests in the Portfolio proportionately in accordance with the votes cast by the shareholders of the Feeder Fund.

     At the Meeting, the shareholders of each of the Provident Investment Counsel Balanced Fund A, Provident Investment Counsel Growth Fund A, Provident Investment Counsel Growth Fund B, Provident Investment Counsel Growth Fund I, Provident Investment Counsel Small Company Growth Fund A, Provident Investment Counsel Small Company Growth Fund B, Provident Investment Counsel Small Company Growth Fund C and Provident Investment Counsel Small Cap Growth Fund I series (each series is referred to hereinafter as a "Fund" and collectively as the "Funds") will be asked to vote on a change in the fundamental policy of the Portfolio in which the respective Fund invests, as more fully described below.

     Each Portfolio's investment adviser is Provident Investment Counsel ("PIC"), 300 North Lake Avenue, Pasadena, California 91101. PIC also serves as a co-administrator of the Trust. The other co-administrator is Investment Company Administration, L.L.C. ("ICA"), 4455 E. Camelback Road, Suite 261E, Phoenix, Arizona 85018. The Trust's principal underwriter is First Fund Distributors, Inc., an affiliate of ICA, located at the same address.

VOTING INFORMATION

     The Trust will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Funds held of record by such persons. In addition to the solicitation of proxies by mail, officers and employees of the Trust, without additional compensation, may solicit proxies in person or by telephone. The costs associated with such solicitation and the Meeting will be borne by the Funds.

     Shareholders of the Funds investing in each Portfolio are being asked to vote on a change in the investment policy of that Portfolio.

     * Specifically, the shareholders of Provident Investment Counsel Balanced Fund A are being asked to approve a change in the investment policy of the PIC Balanced Portfolio. Because this Fund holds 99.9% of the outstanding interests in the PIC Balanced Portfolio, the shareholders of the Fund will determine whether or not the proposal is approved with respect to the PIC Balanced Portfolio.

     * The shareholders of Provident Investment Counsel Growth Fund A, Provident Investment Counsel Growth Fund B and Provident Investment Counsel Growth Fund I are being asked to approve a change in the investment policy of the PIC Growth Portfolio. Because these three Funds hold 99.9% of the outstanding interests in the PIC Growth Portfolio, the shareholders of these three Funds, as a group, will determine whether or not the proposal is approved with respect to the PIC Growth Portfolio.

     * The shareholders of Provident Investment Counsel Small Company Growth Fund A, Provident Investment Counsel Small Company Growth Fund B, Provident Investment Counsel Small Company Growth Fund C and Provident Investment Counsel Small Cap Growth Fund I are being asked to approve a change in the investment policy of the PIC Small Cap Portfolio. Because these four Funds hold 99.9% of the outstanding interests in the PIC Small Cap Portfolio, the shareholders of these four Funds, as a group, will determine whether or not the proposal is approved with respect to the PIC Small Cap Portfolio.

     The presence in person or by proxy of more than 40% of the outstanding shares of a Fund entitled to vote at the Meeting will constitute a quorum. If a quorum is not present, sufficient votes are not received by the date of the Meeting, or the holders of shares present in person or by proxy determine to adjourn the Meeting of that Fund's shareholders for any other reason, a person named as proxy may propose one or more adjournments with respect to the Fund from time to time to permit further solicitation of proxies. The persons named as proxies will vote in favor of adjournment those shares which they represent if adjournment is necessary to obtain a quorum or to obtain a favorable vote on any proposal.

     Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present and for purposes of voting on the Proposal but will not be counted for or against any adjournment. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or the Proposal. Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

     A proxy executed by any shareholder may be revoked by a written instrument received by the Secretary of the Trust at any time before it is exercised, by the delivery of a later-dated proxy or by attendance at the meeting and voting in person.

     Each valid proxy will be voted in accordance with the shareholder's instructions on the proposal and as the persons named in the proxy determine on such other business as may come before the Meeting. IF NO INSTRUCTIONS ARE GIVEN ON THE PROXY, THE PROXY WILL BE VOTED FOR PROPOSAL 1.

SHAREHOLDER INFORMATION

     As of January 19, 2001, the record date for the Meeting, the Funds had the following number of shares outstanding:

Fund Name                                                            Fund Shares
---------                                                            -----------

Provident Investment Counsel Balanced Fund A                           2,178,556
                                                                      ----------
       Total Balanced Fund Shares                                      2,178,556
                                                                      ==========

Provident Investment Counsel Growth Fund A                               409,551
Provident Investment Counsel Growth Fund B                               104,653
Provident Investment Counsel Growth Fund I                             9,973,621
                                                                      ----------
       Total Growth Fund Shares                                       10,487,825
                                                                      ==========

Provident Investment Counsel Small Company Growth Fund A               3,080,760
Provident Investment Counsel Small Company Growth Fund B                  79,710
Provident Investment Counsel Small Company Growth Fund C                   8,175
Provident Investment Counsel Small Cap Growth Fund I                  11,934,163
                                                                      ----------
       Total Small Company Growth Fund Shares                         15,172,808
                                                                      ==========

     To the knowledge of the Trust's management, as of January 19, 2001, the only persons owning of record or beneficially more than 5% of the outstanding shares of the Funds were as set forth in Appendix A.

     To the knowledge of the Trust's management, as of January 19, 2001, the outstanding shares of the Funds beneficially owned by the Trust's Trustees and officers as a group were as follows:

                                                       Number of      Percent of
Fund                                                 Shares Owned    Fund Shares
----                                                 ------------    -----------
Provident Investment Counsel Balanced Fund A           22,761.292        0.86%
Provident Investment Counsel Growth Fund I             45,538.619        0.40%
Provident Investment Counsel Small
 Company Growth Fund A                                    936.858        0.03%
Provident Investment Counsel Small Cap Growth Fund I   14,407.513        0.12%

The address of all Trustees and officers who own shares of the Funds is c/o Provident Investment Counsel, 300 North Lake Avenue, Pasadena, CA 91101

PROPOSAL 1: APPROVAL OF A CHANGE IN A FUNDAMENTAL POLICY

     The  PIC  Balanced  Portfolio,  PIC  Growth  Portfolio  and PIC  Small  Cap
Portfolio  each  have,  as  a  fundamental  policy,  the  following   investment
restriction:

          "The Portfolio may not make loans (except for purchases of debt securities consistent with the investment policies of the Portfolio and except for repurchase agreements)."

     The Boards of Trustees of each of the Portfolios, as well as the Board of Trustees of the Trust, recommend that this investment restriction be changed to read as follows:

          "The Portfolio may not make loans (except for investment in debt securities consistent with the investment policies of the Portfolio and in repurchase agreements, and except that the Portfolio may lend its portfolio securities)."

     The purpose of changing the investment restriction of each Portfolio is to permit the Portfolio to earn additional income by lending its investment securities to financial institutions such as banks and brokers, provided that the loan is collateralized in accordance with applicable regulatory requirements.

     During the time portfolio securities are on loan, the borrower pays the Portfolio an amount equivalent to any dividends or interest paid on the securities, and the Portfolio receives collateral greater than the value of the securities being loaned in the form of cash, U.S. Government Securities or a letter of credit. If the Portfolio receives cash as collateral, it may invest it and earn additional income (which may be shared with the borrower); if the Portfolio has received U.S. Government Securities (or a letter of credit), it may receive an agreed-upon amount of interest income from the borrower. The amounts received by the Portfolio will be reduced by any fees and administrative expenses associated with securities loans.

     There is no limit on the term of the loans, but loans are subject to termination at the option of the Portfolio or the borrower. Collateral is marked to market daily, and the borrower is obligated to increase the collateral if necessary. Loans of securities involve risks, such as (i) possible delay in receiving additional collateral, (ii) possibly delay in recovering the securities loaned, or (iii) even loss of rights in the collateral should the borrower of the securities fail financially However, such securities lending will be made only when, in the Advisor's judgment, the income to be earned from the loans justifies the attendant risks.

     If the Proposal is approved, the Board of Trustees of each Portfolio is expected to adopt an operating policy that will limit the amount of loans to not more than 25% of the value of the total assets of the Portfolio. This operating restriction may be revised by the Board at any time.

VOTE REQUIRED

     Approval of a change in a fundamental policy of a Portfolio requires the affirmative vote of a majority of the outstanding voting securities of the Portfolio (and thus in effect a majority of the outstanding voting securities of the Funds which invest in that Portfolio). Under the 1940 Act, the vote of a "majority of the outstanding voting securities" of a Portfolio means the affirmative vote of the lesser of (a) 67% or more of the voting securities of the Portfolio present at the meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Portfolio.

     If for any reason the Proposal is not approved by the outstanding voting securities of a Portfolio, the Portfolio will not engage in securities lending until authorized by its shareholders to do so.

                     OTHER MATTERS TO COME BEFORE THE MEETING

     The Trust's management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

                              SHAREHOLDER PROPOSALS

     The Meeting is a special meeting of shareholders. The Trust is not required to, nor does it intend to, hold regular annual meetings of its shareholders.
Shareholder proposals to be presented at the next meeting of shareholders, whenever held, must be received at the Trust's offices, at 300 North Lake Avenue, Pasadena, California 91101, a reasonable time prior to the Trustees' solicitation of proxies for the meeting. Shareholder proposals are subject to certain regulations under federal and state securities laws, and the submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included.

                             REPORTS TO SHAREHOLDERS

     The Trust will furnish, without charge, a copy of its most recent Annual Reports to Shareholders of the Funds and any more recent Semi-Annual Reports on request. Requests for such Reports should be directed to the Trust c/o Provident Investment Counsel, 300 North Lake Avenue, Pasadena, California 91101, or to
(800) 576-8229.

     TO ASSURE THE PRESENCE OF A QUORUM AT THE MEETING, PLEASE PROMPTLY EXECUTE AND RETURN THE ENCLOSED PROXY. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                    Thomas M. Mitchell
                                    President

Pasadena, California
February 12, 2001

                                   APPENDIX A
                            FIVE PERCENT SHAREHOLDERS

                                                                 Number of               Percent of
Name & Address                                                  Shares Owned             Fund Shares
--------------                                                  ------------             -----------
PROVIDENT INVESTMENT COUNSEL BALANCED FUND A:

UMBSC & CO Trste                                                 1,239,826                 56.92%
FBO Lillick & Charles LLP
PO Box 419175
Kansas City, MO 64141-6175

Straffe & Co.                                                      180,512                  8.29%
FBO Safelite Glass
PO Box 160
Westerville, OH 43086

Sanwa Bank California Tste                                         131,513                  6.04%
FBO Beth Whipple
PO Box 60078 M/S OC4-5
Los Angeles, CA 90060

National Bank Financial Services Corp.                             131,001                  6.01%
P.O. Box 3908
Church Street Station
New York, NY 10005-3908

PROVIDENT INVESTMENT COUNSEL GROWTH FUND A:

Wilmington Trust Co.                                               315,184                 76.96%
FBO Mustang Employee 401K
C/o Mutual Funds
PO Box 8971
Wilmington DE, 19899-8971

PROVIDENT INVESTMENT COUNSEL GROWTH FUND B:

Merrill Lynch Pierce Fenner & Smith                                 84,158                 80.42%
For the Sole Benefit of Its Customers
Attn Service Team
4800 Deer Lake Dr East 3rd Flr
Jacksonville, FL 32246

Robert W Baird Co Inc.                                               5,483                  5.24%
777 East Wisconsin Avenue
Milwaukee, WI 53202-5391

                                                                 Number of               Percent of
Name & Address                                                  Shares Owned             Fund Shares
--------------                                                  ------------             -----------
PROVIDENT INVESTMENT COUNSEL GROWTH FUND I:

Vanguard Fiduciary Trust Co Tste                                 2,381,904                 33.91%
FBO Memorial Health Services Plan
Attn Specialized Services
PO Box 2600 VM 421
Valley Forge, PA 19482

Mercantile Safe Deposit & Trust                                    582,182                  5.84%
Co Trste FBO NFL Supplemental
Exec Ret Plan Trust Attn Mutual Funds
766 Opld Hammonds Ferry Rd
Linthicum, MD 21090

Harris Trust and Savings Bank TTEE                                557,890                  5.59%
FBO Lower Bucks Hospital
111 W. Monroe St.
Chicago, IL 60603

PROVIDENT INVESTMENT COUNSEL SMALL COMPANY GROWTH FUND A:

UMBSC & Co.                                                       729,972                 23.70%
FBO Interstate Brands Corp
Aggressive Growth Acct
PO Box 419175
Kansas City, MO 64141-6175

Strafe & Co.                                                      443,985                 14.41%
FAO 7000374600
P.O. Box 160
Westerville, OH 43086-0160

Atlantic Trust Company NA                                         443,244                 14.39%
Nominee Account
Attn Mutual Funds
100 Federal Street 37th Floor
Boston, MA 02110

Charles Schwab & Co Inc.                                          307,409                  9.98%
Special Custody Acct for Ben of Cust
Reinvest Account
101 Montgomery St
San Francisco, CA 94104-4122

USMBC & Co.                                                       237,204                  7.70%
FBO Interstate Brands Unit
Elect-Mod Grt
PO Box 419175
Kansas City, MO 64141-6175

UMBSC & Co Trste                                                  232,418                  7.54%
FBO IBC Savings Inv AGG GR
P.O. Box 419260
Kansas City, MO 64141

                                                                 Number of               Percent of
Name & Address                                                  Shares Owned             Fund Shares
--------------                                                  ------------             -----------
PROVIDENT INVESTMENT COUNSEL SMALL COMPANY GROWTH FUND B:

Merrill Lynch Pierce Fenner & Smith                                76,455                 95.92%
For the Sole Benefit of Its Customers
Attn Service Team
4800 Deer Lake Dr East 3rd Flr
Jacksonville, FL 32246

PROVIDENT INVESTMENT COUNSEL SMALL COMPANY GROWTH FUND C:

Merrill Lynch Pierce Fenner & Smith                                 8,142                 99.37%
For the Sole Benefit of Its Customers
Attn Service Team
4800 Deer Lake Dr East 3rd Flr
Jacksonville, FL 32246

PIC SMALL CAP GROWTH FUND I:

State Street Bank and Trust                                     3,215,805                 26.95%
Company Trst Glaxo Wellcome
Inc. Master Retire Tr TRATTN
Jeff Peterson Master TR Div SWB5-
105 Rosemont Ave
West Wood, MA 02090

HSBC Bank USA Trste                                             2,273,340                 19.05%
HSBC Bank USA Tip C3
PO Box 1329
Buffalo, NY 14240

Summit Bank Trste                                               1,831,214                 15.34%
For Atlantic Health System
Pension Trust
210 Main St 7th Floor
Hackensack, NJ 07602

State Street Bank and Trust Company                             1,731,248                 14.51%
Trst Glaxo Wellcome Cash Balance Plan
105 Rosemont Ave
Westwood, MA 02090

                                      PROXY

                  PROVIDENT INVESTMENT COUNSEL BALANCED FUND A

                         SPECIAL MEETING OF SHAREHOLDERS
                                 MARCH 20, 2001

                           SOLICITED ON BEHALF OF THE
                              BOARD OF TRUSTEES OF
                              PIC INVESTMENT TRUST


The undersigned hereby appoints Aaron W. L. Eubanks, Sr. and William T. Warnick, and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Special Meeting of Shareholders of Provident Investment Counsel Balanced Fund A (the "Fund"), a series of PIC Investment Trust, to be held on March 20, 2001 at the offices of Provident Investment Counsel, 300 North Lake Avenue, Pasadena, CA 91101, or at any and all adjournments thereof (the "Meeting"), to vote, as designated below, all shares of the Fund, held by the undersigned at the close of business on January 19, 2001.

A SIGNED PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL LISTED BELOW UNLESS YOU HAVE SPECIFIED OTHERWISE. PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY. YOU MAY VOTE ONLY IF YOU HELD SHARES IN THE FUND AT THE CLOSE OF BUSINESS ON JANUARY 19, 2001. YOUR SIGNATURE AUTHORIZES THE PROXIES TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING WITHOUT IMITATION ALL MATTER INCIDENT TO THE CONDUCT OF THE MEETING.

Approval of a change in a fundamental policy of the PIC Balanced Portfolio to permit lending of the PIC Balanced Portfolio's portfolio securities.

FOR [ ]   AGAINST [ ]   ABSTAIN [ ]


Dated:  ______________, 2001


                                             -----------------------------------
                                             Signature

                                             -----------------------------------
                                             Title (if applicable)

                                             -----------------------------------
                                             Signature (if held jointly)

                                             -----------------------------------
                                             Title (if applicable)

Please sign exactly as name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.

                                      PROXY

                   PROVIDENT INVESTMENT COUNSEL GROWTH FUND A

                         SPECIAL MEETING OF SHAREHOLDERS
                                 MARCH 20, 2001

                           SOLICITED ON BEHALF OF THE
                              BOARD OF TRUSTEES OF
                              PIC INVESTMENT TRUST


The undersigned hereby appoints Aaron W. L. Eubanks, Sr. and William T. Warnick, and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Special Meeting of Shareholders of Provident Investment Counsel Growth Fund A (the "Fund"), a series of PIC Investment Trust, to be held on March 20, 2001 at the offices of Provident Investment Counsel, 300 North Lake Avenue, Pasadena, CA 91101, or at any and all adjournments thereof (the "Meeting"), to vote, as designated below, all shares of the Fund, held by the undersigned at the close of business on January 19, 2001.

A SIGNED PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL LISTED BELOW UNLESS YOU HAVE SPECIFIED OTHERWISE. PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY. YOU MAY VOTE ONLY IF YOU HELD SHARES IN THE FUND AT THE CLOSE OF BUSINESS ON JANUARY 19, 2001. YOUR SIGNATURE AUTHORIZES THE PROXIES TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING WITHOUT IMITATION ALL MATTER INCIDENT TO THE CONDUCT OF THE MEETING.

Approval of a change in a fundamental policy of the PIC Growth Portfolio to permit lending of the PIC Growth Portfolio's portfolio securities.

FOR [ ]   AGAINST [ ]   ABSTAIN [ ]


Dated:  ______________, 2001


                                             -----------------------------------
                                             Signature

                                             -----------------------------------
                                             Title (if applicable)

                                             -----------------------------------
                                             Signature (if held jointly)

                                             -----------------------------------
                                             Title (if applicable)

Please sign exactly as name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.

                                      PROXY

                   PROVIDENT INVESTMENT COUNSEL GROWTH FUND B

                         SPECIAL MEETING OF SHAREHOLDERS
                                 MARCH 20, 2001

                           SOLICITED ON BEHALF OF THE
                              BOARD OF TRUSTEES OF
                              PIC INVESTMENT TRUST


The undersigned hereby appoints Aaron W. L. Eubanks, Sr. and William T. Warnick, and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Special Meeting of Shareholders of Provident Investment Counsel Growth Fund B (the "Fund"), a series of PIC Investment Trust, to be held on March 20, 2001 at the offices of Provident Investment Counsel, 300 North Lake Avenue, Pasadena, CA 91101, or at any and all adjournments thereof (the "Meeting"), to vote, as designated below, all shares of the Fund, held by the undersigned at the close of business on January 19, 2001.

A SIGNED PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL LISTED BELOW UNLESS YOU HAVE SPECIFIED OTHERWISE. PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY. YOU MAY VOTE ONLY IF YOU HELD SHARES IN THE FUND AT THE CLOSE OF BUSINESS ON JANUARY 19, 2001. YOUR SIGNATURE AUTHORIZES THE PROXIES TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING WITHOUT IMITATION ALL MATTER INCIDENT TO THE CONDUCT OF THE MEETING.

Approval of a change in a fundamental policy of the PIC Growth Portfolio to permit lending of the PIC Growth Portfolio's portfolio securities.


FOR [ ]   AGAINST [ ]   ABSTAIN [ ]


Dated:  ______________, 2001


                                             -----------------------------------
                                             Signature

                                             -----------------------------------
                                             Title (if applicable)

                                             -----------------------------------
                                             Signature (if held jointly)

                                             -----------------------------------
                                             Title (if applicable)

Please sign exactly as name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.

                                      PROXY

                   PROVIDENT INVESTMENT COUNSEL GROWTH FUND I

                         SPECIAL MEETING OF SHAREHOLDERS
                                 MARCH 20, 2001

                           SOLICITED ON BEHALF OF THE
                              BOARD OF TRUSTEES OF
                              PIC INVESTMENT TRUST


The undersigned hereby appoints Aaron W. L. Eubanks, Sr. and William T. Warnick, and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Special Meeting of Shareholders of Provident Investment Counsel Growth Fund I (the "Fund"), a series of PIC Investment Trust, to be held on March 20, 2001 at the offices of Provident Investment Counsel, 300 North Lake Avenue, Pasadena, CA 91101, or at any and all adjournments thereof (the "Meeting"), to vote, as designated below, all shares of the Fund, held by the undersigned at the close of business on January 19, 2001.

A SIGNED PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL LISTED BELOW UNLESS YOU HAVE SPECIFIED OTHERWISE. PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY. YOU MAY VOTE ONLY IF YOU HELD SHARES IN THE FUND AT THE CLOSE OF BUSINESS ON JANUARY 19, 2001. YOUR SIGNATURE AUTHORIZES THE PROXIES TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING WITHOUT IMITATION ALL MATTER INCIDENT TO THE CONDUCT OF THE MEETING.

Approval of a change in a fundamental policy of the PIC Growth Portfolio to permit lending of the PIC Growth Portfolio's portfolio securities.


FOR [ ]   AGAINST [ ]   ABSTAIN [ ]


Dated:  ______________, 2001


                                             -----------------------------------
                                             Signature

                                             -----------------------------------
                                             Title (if applicable)

                                             -----------------------------------
                                             Signature (if held jointly)

                                             -----------------------------------
                                             Title (if applicable)

Please sign exactly as name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.

                                      PROXY

            PROVIDENT INVESTMENT COUNSEL SMALL COMPANY GROWTH FUND A

                         SPECIAL MEETING OF SHAREHOLDERS
                                 MARCH 20, 2001

                           SOLICITED ON BEHALF OF THE
                              BOARD OF TRUSTEES OF
                              PIC INVESTMENT TRUST


The undersigned hereby appoints Aaron W. L. Eubanks, Sr. and William T. Warnick, and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Special Meeting of Shareholders of Provident Investment Counsel Small Company Growth Fund A (the "Fund"), a series of PIC Investment Trust, to be held on March 20, 2001 at the offices of Provident Investment Counsel, 300 North Lake Avenue, Pasadena, CA 91101, or at any and all adjournments thereof (the "Meeting"), to vote, as designated below, all shares of the Fund, held by the undersigned at the close of business on January 19, 2001.

A SIGNED PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL LISTED BELOW UNLESS YOU HAVE SPECIFIED OTHERWISE. PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY. YOU MAY VOTE ONLY IF YOU HELD SHARES IN THE FUND AT THE CLOSE OF BUSINESS ON JANUARY 19, 2001. YOUR SIGNATURE AUTHORIZES THE PROXIES TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING WITHOUT IMITATION ALL MATTER INCIDENT TO THE CONDUCT OF THE MEETING.

Approval of a change in a fundamental policy of the PIC Small Cap Portfolio to permit lending of the PIC Small Cap Portfolio's portfolio securities.


FOR [ ]   AGAINST [ ]   ABSTAIN [ ]


Dated:  ______________, 2001


                                             -----------------------------------
                                             Signature

                                             -----------------------------------
                                             Title (if applicable)

                                             -----------------------------------
                                             Signature (if held jointly)

                                             -----------------------------------
                                             Title (if applicable)

Please sign exactly as name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.

                                      PROXY

            PROVIDENT INVESTMENT COUNSEL SMALL COMPANY GROWTH FUND B

                         SPECIAL MEETING OF SHAREHOLDERS
                                 MARCH 20, 2001

                           SOLICITED ON BEHALF OF THE
                              BOARD OF TRUSTEES OF
                              PIC INVESTMENT TRUST


The undersigned hereby appoints Aaron W. L. Eubanks, Sr. and William T. Warnick, and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Special Meeting of Shareholders of Provident Investment Counsel Small Company Growth Fund B (the "Fund"), a series of PIC Investment Trust, to be held on March 20, 2001 at the offices of Provident Investment Counsel, 300 North Lake Avenue, Pasadena, CA 91101, or at any and all adjournments thereof (the "Meeting"), to vote, as designated below, all shares of the Fund, held by the undersigned at the close of business on January 19, 2001.

A SIGNED PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL LISTED BELOW UNLESS YOU HAVE SPECIFIED OTHERWISE. PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY. YOU MAY VOTE ONLY IF YOU HELD SHARES IN THE FUND AT THE CLOSE OF BUSINESS ON JANUARY 19, 2001. YOUR SIGNATURE AUTHORIZES THE PROXIES TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING WITHOUT IMITATION ALL MATTER INCIDENT TO THE CONDUCT OF THE MEETING.

Approval of a change in a fundamental policy of the PIC Small Cap Portfolio to permit lending of the PIC Small Cap Portfolio's portfolio securities.

FOR [ ]   AGAINST [ ]   ABSTAIN [ ]


Dated:  ______________, 2001


                                             -----------------------------------
                                             Signature

                                             -----------------------------------
                                             Title (if applicable)

                                             -----------------------------------
                                             Signature (if held jointly)

                                             -----------------------------------
                                             Title (if applicable)

Please sign exactly as name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.

                                      PROXY

            PROVIDENT INVESTMENT COUNSEL SMALL COMPANY GROWTH FUND C

                         SPECIAL MEETING OF SHAREHOLDERS
                                 MARCH 20, 2001

                           SOLICITED ON BEHALF OF THE
                              BOARD OF TRUSTEES OF
                              PIC INVESTMENT TRUST


The undersigned hereby appoints Aaron W. L. Eubanks, Sr. and William T. Warnick, and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Special Meeting of Shareholders of Provident Investment Counsel Small Company Growth Fund C (the "Fund"), a series of PIC Investment Trust, to be held on March 20, 2001 at the offices of Provident Investment Counsel, 300 North Lake Avenue, Pasadena, CA 91101, or at any and all adjournments thereof (the "Meeting"), to vote, as designated below, all shares of the Fund, held by the undersigned at the close of business on January 19, 2001.

A SIGNED PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL LISTED BELOW UNLESS YOU HAVE SPECIFIED OTHERWISE. PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY. YOU MAY VOTE ONLY IF YOU HELD SHARES IN THE FUND AT THE CLOSE OF BUSINESS ON JANUARY 19, 2001. YOUR SIGNATURE AUTHORIZES THE PROXIES TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING WITHOUT IMITATION ALL MATTER INCIDENT TO THE CONDUCT OF THE MEETING.

Approval of a change in a fundamental policy of the PIC Small Cap Portfolio to permit lending of the PIC Small Cap Portfolio's portfolio securities.

FOR [ ]   AGAINST [ ]   ABSTAIN [ ]


Dated:  ______________, 2001


                                             -----------------------------------
                                             Signature

                                             -----------------------------------
                                             Title (if applicable)

                                             -----------------------------------
                                             Signature (if held jointly)

                                             -----------------------------------
                                             Title (if applicable)

Please sign exactly as name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.

                                      PROXY

              PROVIDENT INVESTMENT COUNSEL SMALL CAP GROWTH FUND I

                         SPECIAL MEETING OF SHAREHOLDERS
                                 MARCH 20, 2001

                           SOLICITED ON BEHALF OF THE
                              BOARD OF TRUSTEES OF
                              PIC INVESTMENT TRUST


The undersigned hereby appoints Aaron W. L. Eubanks, Sr. and William T. Warnick, and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Special Meeting of Shareholders of Provident Investment Counsel Small Cap Growth Fund I (the "Fund"), a series of PIC Investment Trust, to be held on March 20, 2001 at the offices of Provident Investment Counsel, 300 North Lake Avenue, Pasadena, CA 91101, or at any and all adjournments thereof (the "Meeting"), to vote, as designated below, all shares of the Fund, held by the undersigned at the close of business on January 19, 2001.

A SIGNED PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL LISTED BELOW UNLESS YOU HAVE SPECIFIED OTHERWISE. PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY. YOU MAY VOTE ONLY IF YOU HELD SHARES IN THE FUND AT THE CLOSE OF BUSINESS ON JANUARY 19, 2001. YOUR SIGNATURE AUTHORIZES THE PROXIES TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING WITHOUT IMITATION ALL MATTER INCIDENT TO THE CONDUCT OF THE MEETING.

Approval of a change in a fundamental policy of the PIC Small Cap Portfolio to permit lending of the PIC Small Cap Portfolio's portfolio securities.


FOR [ ]   AGAINST [ ]   ABSTAIN [ ]


Dated:  ______________, 2001


                                             -----------------------------------
                                             Signature

                                             -----------------------------------
                                             Title (if applicable)

                                             -----------------------------------
                                             Signature (if held jointly)

                                             -----------------------------------
                                             Title (if applicable)

Please sign exactly as name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.